SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2018 (September 1, 2018)

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On September 4, 2018, CenterState Bank Corporation (the “Company”, “CSFL” or “CenterState”) furnished a Current Report on Form 8-K to report the September 1, 2018 completion of its previously-announced acquisition of Charter Financial Corporation (“Charter”), pursuant to the Agreement and Plan of Merger by and between CenterState and Charter, dated as of April 24, 2018 (the “Merger Agreement”) through the merger of Charter with and into CenterState (the “Merger”), with CenterState as the surviving entity in the Merger. Immediately following the Merger, Charter’s wholly-owned subsidiary bank, CharterBank, merged with and into CenterState Bank, N.A. (“CenterState Bank”), with CenterState Bank as the surviving national bank subsidiary of the Company.

This Current Report on Form 8-K/A amends and supplements the disclosures provided in Items 2.01 and 9.01 of the Current Report on Form 8-K furnished on September 4, 2018. CenterState’s acquisition of Charter constitutes a business acquisition at the significance level that requires the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.  Except as otherwise provided herein, the other disclosures made in the Current Report furnished on September 4, 2018 remain unchanged. CenterState does not anticipate that it will further amend this Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Acquisition of Charter Financial Corporation

On September 1, 2018, CenterState completed its previously announced merger transaction as set forth in the Merger Agreement with Charter, whereby Charter merged with and into CenterState. Pursuant to and simultaneously with the Merger, Charter’s wholly owned subsidiary bank, CharterBank, merged with and into the CenterState Bank.

In the Merger, the Company acquired 100% of the outstanding common stock of Charter. As consideration for the transaction, each share of Charter common stock was exchanged for $2.30 in cash and 0.738 shares of the Company’s common stock.   No fractional shares of CenterState common stock were issued in the Merger and any fractional share of CenterState common stock was paid in cash in the amount of $29.71 per share. Each option to purchase shares of Charter common stock was converted into the right to receive a cash payment equal to the product of (i) the number of shares of Charter common stock underlying such option and (ii) $23.00 minus the exercise price per share under such option. Additionally, all shares of Charter restricted stock automatically became vested in full and were treated as outstanding shares of Charter common stock.

CenterState issued 11,424,214 shares, net of fractional shares, of CenterState common stock, which had a value of approximately $349.8 million based on the closing price of CenterState common stock on August 31, 2018, and paid $35.6 million in cash, for an aggregate merger consideration of $385.4 million. Each share of CenterState common stock outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.  For further information, please see Note 2 to the Unaudited Pro Forma Condensed Combined Financial Statements attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits

	(a)	Financial statements of business acquired.

The audited consolidated financial condition of Charter Financial Corporation as of September 30, 2017 and 2016, and the related audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2017, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

The unaudited condensed consolidated financial statements of Charter Financial Corporation as of and for the six months ended March 31, 2018, and as of and for the nine months ended June 30, 2018, are included as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined consolidated balance sheet as of June 30, 2018, and the unaudited pro forma combined consolidated statements of income for the year ended December 31, 2017 and six months ended June 30, 2018 are incorporated herein by reference to Exhibit 99.4.

(d)	Exhibits:

2.1

Agreement and Plan of Merger, dated as of April 24, 2018, by and between CenterState Bank Corporation and Charter Financial Corporation (incorporated by reference to Exhibit 2.1 to CenterState Bank Corporation’s Form 10-Q filed on May 3, 2018).

23.1	Consent of Dixon Hughes Goodman LLP

99.1

Audited Consolidated Financial Statements of Charter Financial Corporation as of September 30, 2017 and 2016 and for each of the years in the three-year period ended September 30, 2017 (incorporated by reference to Charter Financial Corporation’s Form 10-K filed on December 13, 2017).

99.2

Unaudited Condensed Consolidated Financial Statements of Charter Financial Corporation as of and for the six months ended March 31, 2018 (incorporated by reference to Charter Financial Corporation’s Form 10-Q filed on May 9, 2018).

99.3

Unaudited Condensed Consolidated Financial Statements of Charter Financial Corporation as of and for the nine months ended June 30, 2018 (incorporated by reference to Charter Financial Corporation’s Form 10-Q filed on August 8, 2018).

99.4	Unaudited Pro Forma Combined Consolidated Financial Statements of CenterState Bank Corporation as of June 30, 2018, and for the year ended December 31, 2017 and six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Name:	Jennifer L. Idell
Title:	Executive Vice President and
Chief Financial Officer

Date:  September 20, 2018